UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 2, 2009

                                    GREM USA
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             (Exact name of registrant as specified in its charter)

          Nevada                      000-30567                 35-2281610
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(State of Incorporation)      (Commission File Number)         IRS Employer
                                                           Identification Number

                               315 E. Wallace St.
                           Fort Wayne, Indiana 46803
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (260)456-2354

           Check the appropriate box below if the Form 8-K filing is
          intended to simultaneously satisfy the filing obligation of the registrant under any of the
                             following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 2, 2009, the Board of Directors (the "Board") of GREM USA (the "Company") dismissed Jasper & Hall, P.C., its independent registered public account firm. The Public Company Accounting Oversight Board revoked the registration of Jasper & Hall on October 21, 2008 as indicated in a letter sent to us by the Securities and Exchange Commission on December 23, 2008. On March 2, 2009, the accounting firm of Patrick Rodgers, CPA, PA was engaged as the Company's new independent registered public accounting firm. The Board approved of the dismissal of Jasper & Hall, P.C. and the engagement of Patrick Rodgers, CPA, PA as its independent auditor.

During the Company's two most recent fiscal years and through March 2, 2009, there were no disagreements with Jasper & Hall, P.C. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Jasper & Hall, P.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Company's financial statements.

Jasper & Hall, P.C.'s audit reports on the Company's financial statements for the years ended December 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding the Company's ability to continue as a going concern.

Despite repeated attempts and delivery of this Form 8-K, the Company was unable to contact the prior auditor and was unable to have the required Exhibit 16 letter signed on their behalf.

On March 2, 2009, the Company engaged Patrick Rodgers, CPA, PA as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement and through March 2, 2009, the Company did not consult Patrick Rodgers, CPA, PA. regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREM USA

Date: April 13, 2010
                                    By: /S/ EDWARD MIERS
                                    --------------------
                                    Edward Miers, Chief Executive Officer

                                    GREM USA


United States
Securities and Exchange Commission
100 F Street, N.E,
Stop 4631
Washington, D.C. 20549


RE: STATEMENT REGARDING ADEQUACY AND ACCURACY OF DISCLOSURE IN FILINGS

As, Chief Executive Officer of GREM USA, (the "Company") I hereby confirm and acknowledge the following statement on behalf of the Company:

      The Company is responsible for the adequacy and accuracy of the disclosure in the filing;

      Staff comments or changes to disclosure in response to staff comments in the filing reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and

      The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

                                     *****

      Edward Miers

      /s/ Edward Miers